Vanguard Multi-Sector Income Bond Fund
Summary Prospectus
 January 31, 2023
Investor Shares & Admiral™ Shares
Vanguard Multi-Sector Income Bond Fund Investor Shares (VMSIX)
Vanguard Multi-Sector Income Bond Fund Admiral Shares (VMSAX)
The Fund’s statutory Prospectus and Statement of Additional Information dated January 31, 2023, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/reports/MFs. You can also obtain this information at no cost by calling 800-662-7447 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
The Fund seeks to provide total return while generating a moderate to high level of current income.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell Investor Shares or Admiral Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee Per Year (for certain fund account balances below $1,000,000)	$20	$20
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Fees	0.01%	0.01%
12b-1 Distribution Fee	None	None
Other Expenses	0.39%	0.29%
Total Annual Fund Operating Expenses	0.40%	0.30%

Examples
The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Shares	$41	$128	$224	$505
Admiral Shares	$31	$97	$169	$381
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund's performance. During the fiscal period from October 12, 2021, to September 30, 2022, the Fund’s portfolio turnover rate was 118% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in a variety of fixed income securities that are high-quality, medium-quality, and lower quality bonds (commonly known as “junk bonds”) across several fixed income sectors. Under normal circumstances, the Fund will invest at least 80% of its assets in bonds, which include fixed income securities such as corporate bonds; emerging market bonds; and U.S. Treasury obligations and other U.S. government and agency securities. All bonds purchased by the Fund will have a maturity of 90 days or more at the time of their issuance.

The Fund can purchase bonds of any credit quality. High-quality fixed income securities are investment-grade securities that are rated the equivalent of A3 or better by Moody‘s Investors Service, Inc. (Moody’s) or another independent rating agency or, if unrated, are determined to be of comparable quality by the Fund’s advisor. Medium-quality fixed income securities are investment-grade securities that are rated the equivalent of Baa1, Baa2, or Baa3 by Moody‘s or another independent rating agency or, if unrated, are determined to be of comparable quality by the Fund’s advisor. Lower quality fixed income securities are non-investment-grade securities that are rated the equivalent of Ba1 or lower by Moody’s or another independent bond rating agency or, if unrated, are determined to be of comparable quality by the Fund’s advisor. No more than 65% of the Fund’s assets may be invested in non-investment-grade fixed income securities, or junk bonds.

The Fund invests in a variety of fixed income securities of issuers that are tied economically to emerging market countries. Emerging market bonds include sovereign debt securities, which include fixed income securities that are issued or guaranteed by foreign governments or their agencies, authorities, political subdivisions or instrumentalities, or other supranational agencies, as well as debt securities issued or guaranteed by foreign corporations and foreign financial institutions. Emerging market countries include countries whose economies or bond markets are less developed. This would include most countries except for Australia, Canada, Japan, New Zealand, the United States, the United Kingdom, and most European Monetary Union countries. The Fund may invest in emerging market bonds that have lower quality ratings.

The Fund seeks to have a majority of its assets denominated in or hedged back to the U.S. dollar but has the ability to invest in bonds denominated in a foreign currency on an unhedged basis. The Fund may attempt to hedge some or all of its foreign currency exposure, primarily through the use of foreign currency exchange forward contracts, in an effort to manage the currency risk associated with investing in securities denominated in currencies other than the U.S. dollar.

In addition to foreign currency exchange forward contracts, the Fund may invest in other derivatives instruments, such as options, futures contracts, or other swap agreements.
Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance, and the level of risk may vary based on market conditions:
• Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates.
• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. A fund's income declines when interest rates fall because the fund then must invest new cash flow and cash from maturing bonds in lower-yielding bonds. Income risk is generally high for short-term bond funds and moderate for intermediate-term bond funds, so investors should expect the Fund’s monthly income to fluctuate accordingly.
• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate.
• Extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall.
• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Because the Fund invests in junk bonds, credit risk should be high for the Fund.
• Liquidity risk, which is the chance that the Fund may not be able to sell a security in a timely manner at a desired price.
• Emerging markets risk, which is the chance that the bonds of governments, government agencies, government-owned corporations, and foreign companies located in emerging market countries will be substantially more volatile, and substantially less liquid, than the bonds of governments, government agencies, government-owned corporations, and foreign companies located in more developed foreign markets because, among other factors, emerging market countries can have more variable economic performance; greater custodial and operational risks; less developed legal, tax, regulatory, and accounting systems; and greater political, social, and economic instability than developed markets. Emerging markets risk should be high for the Fund.
• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value and/or liquidity of securities issued by foreign governments, government agencies, government-owned corporations, and foreign companies. Because the Fund may invest its assets in bonds of issuers located in any one country or region, the Fund's performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging market countries.
• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

• Currency hedging risk. The Fund has the ability to invest in foreign bonds which may or may not be denominated in or hedged back to U.S. dollars. The Fund will decline in value if it underhedges a currency that has weakened or overhedges a currency that has strengthened relative to the U.S. dollar. In addition, the Fund will incur expenses to hedge its foreign currency exposure. By entering into currency hedging transactions, the Fund may eliminate any chance to benefit from favorable fluctuations in relevant currency exchange rates.
• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
• Derivatives risk. The Fund may invest in derivatives, which may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.
• Counterparty risk, which is the chance that the counterparty to a currency forward contract, or other investment vehicle, with the Fund is unable or unwilling to meet its financial obligations.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund's Investor Shares in its first full calendar year. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. The Bloomberg Multi-Sector Income Composite Index is composed of 40% Bloomberg U.S. High Yield Corporate BB/B 2% Issuer Cap Index, 40% Bloomberg U.S Intermediate Credit Index, and 20% Bloomberg Emerging Market USD Government RIC Capped Index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Multi-Sector Income Bond Fund Investor Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	4.47%	December 31, 2022
Lowest	-7.11%	June 30, 2022
Average Annual Total Returns for Periods Ended December 31, 2022
	1 Year	Since Fund Inception	Fund Inception Date
Vanguard Multi-Sector Income Bond Fund Investor Shares			10/12/2021
Return Before Taxes	-10.60%	-8.35%
Return After Taxes on Distributions	-11.97	-9.74
Return After Taxes on Distributions and Sale of Fund Shares	-6.27	-6.90
Vanguard Multi-Sector Income Bond Fund Admiral Shares			10/12/2021
Return Before Taxes	-10.51%	-8.26%
Bloomberg Multi-Sector Income Bond Composite Index (reflects no deduction for fees, expenses, or taxes)	-11.24%	-8.88%
Bloomberg U.S. Universal Index (reflects no deduction for fees, expenses, or taxes)	-12.99	-10.55
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Michael Chang, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since its inception in 2021.
Arvind Narayanan, CFA, Senior Portfolio Manager and Principal at Vanguard. He has co-managed the Fund since its inception in 2021.
Daniel Shaykevich, Senior Portfolio Manager and Principal at Vanguard. He has co-managed the Fund since its inception in 2021.
Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares or Admiral Shares is $3,000 or $50,000, respectively. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gain. Additionally, the Fund may also make distributions that are treated as a return of capital. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

CFA® is a registered trademark owned by CFA Institute.
”Bloomberg®” and Bloomberg U.S. Universal Index, (the Index or Bloomberg Index) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the Index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Vanguard.

Multi-Sector Income Bond Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to Multi-Sector Income Bond Fund or any member of the public regarding the advisability of investing in securities generally or in Multi-Sector Income Bond Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Universal Index, which is determined, composed and calculated by BISL without regard to Vanguard or Multi-Sector Income Bond Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of Multi-Sector Income Bond Fund into consideration in determining, composing or calculating the Bloomberg U.S. Universal Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Multi-Sector Income Bond Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Multi-Sector Income Bond Fund customers, in connection with the administration, marketing or trading of Multi-Sector Income Bond Fund.

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. UNIVERSAL INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD MULTI-SECTOR INCOME BOND FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. UNIVERSAL INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. UNIVERSAL INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH VANGUARD MULTI-SECTOR INCOME BOND FUND OR BLOOMBERG U.S. UNIVERSAL INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

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Vanguard Multi-Sector Income Bond Fund Investor Shares—Fund Number 4181
Vanguard Multi-Sector Income Bond Fund Admiral Shares—Fund Number 5181
To request additional information about the Fund, please visit vanguard.com or contact us at 800-662-7447.
© 2023 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SP 4181 012023